                                                                      EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT

The following is a list of all subsidiaries of the Registrant at July 31, 2000 owned by the Registrant or one or more of its other subsidiaries:



                                                                                          STATE OR COUNTRY
                              CORPORATE NAME OF SUBSIDIARY                                OF INCORPORATION
-----------------------------------------------------------------------------------    ------------------------

      Veritas Energy Services Inc................................................      Canada
      Veritas DGC Land Ltd.......................................................      Canada
      Canex Information Services Ltd.............................................      Canada
      Veritas Geoservices Ltd....................................................      Canada
      Veritas Energy Services (US) Inc...........................................      Canada
      Veritas Energy Services Partnership........................................      Canada
      Digicon Geophysical Corp...................................................      Delaware
      Veritas DGC Asia Pacific Ltd...............................................      Delaware
      Veritas DGC Ltd............................................................      United Kingdom
      Veritas DGC Australia (Pty) Ltd............................................      Australia
      Veritas DGC Land Inc.......................................................      Delaware
      Veritas Seismic S.A........................................................      Venezuela
      Veritas DGC (Malaysia) Sdn. Bhd............................................      Malaysia
      Veritas DGC (B) Sdn Bhd....................................................      Brunei
      Veritas Geophysical Inc....................................................      Delaware
      Veritas DGC Land Guatamala S.A.............................................      Guatamala
      Digicon de Venezuela C.A...................................................      Venezuela
      Digicon (Nigeria) Ltd.......................................................     Nigeria
      Veritas DGC Singapore Pte. Ltd..............................................     Singapore
      P.T.  Digicon Mega Pratama..................................................     Indonesia
      Digital Exploration (Nigeria) Limited.......................................     Nigeria
      Euroseis, Inc...............................................................     Delaware
      Veritas Geophysical I.......................................................     Cayman Islands
      Veritas Geophysical II......................................................     Cayman Islands
      Veritas Geophysical III.....................................................     Cayman Islands
      Veritas Geophysical IV......................................................     Cayman Islands
      Veritas Geophysical do Brasil, Ltda.........................................     Brazil
      Digicon Finance N.V.........................................................     Netherlands Antilles
      VTS Properties, Inc.........................................................     Delaware
      Geophysical Services Inc....................................................     Delaware
      Digicon Sub Corp............................................................     Delaware
      Veritas Geophysical (Norway) AS............................................. ....Norway
      674916 Alberta Ltd..........................................................     Canada
      Time Seismic Exchange Ltd..................................................      Canada
      Enertec Resource Services Inc..............................................      Canada
      Enertec Geophysical Services Ltd...........................................      Canada
      Veritas Geophysical (Chile) Ltda...........................................      Chile
      Veritas Energy Services Nigeria Ltd........................................      Nigeria
      Guardian Data (UK) Ltd.....................................................      United Kingdom
      VeriSearch Inc. ...........................................................      Delaware
      Guardian Data International LLC............................................      Texas
      Guardian Data Seismic Pty Ltd..............................................      Australia